UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the TOPIX® Index due May 18, 2009

8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the AMEX Hong Kong 30 Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the MSCI Singapore Index and the MSCI Taiwan Index due May 14, 2009

8.3	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due October 30, 2009
8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due October 30, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due October 30, 2009
8.6	Tax Opinion of Davis Polk & Wardwell relating to Bearish Buffered Return Enhanced Notes Linked Inversely to the S&P 500® Index due October 31, 2008
8.7	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due October 31, 2012
8.8
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the MSCI EAFE® Index, the Russell 2000® Index and the iShares® MSCI Emerging Markets Index Fund due April 30, 2013

8.9	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due August 31, 2009
8.10
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the MSCI EAFE® Index and the iShares® MSCI Emerging Markets Index Fund due April 30, 2010

8.11	Tax Opinion of Davis Polk & Wardwell relating to Upside Auto Callable Reverse Exchangeable Notes due October 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the NASDAQ-100 Index® due May 8, 2009
8.13
Tax Opinion of Davis Polk & Wardwell relating to 4.0% (equivalent to 16.0% per annum) Reverse Exchangeable Notes due July 31, 2008 Linked to the Least Performing Common Stock of Bank of America Corporation, Citigroup Inc., The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc.

8.14	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to an Equally Weighted Basket of 18 Common Stocks due October 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan
	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: April 29, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the TOPIX® Index due May 18, 2009

8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the AMEX Hong Kong 30 Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the MSCI Singapore Index and the MSCI Taiwan Index due May 14, 2009

8.3	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due October 30, 2009
8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due October 30, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due October 30, 2009
8.6	Tax Opinion of Davis Polk & Wardwell relating to Bearish Buffered Return Enhanced Notes Linked Inversely to the S&P 500® Index due October 31, 2008
8.7	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due October 31, 2012
8.8
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the MSCI EAFE® Index, the Russell 2000® Index and the iShares® MSCI Emerging Markets Index Fund due April 30, 2013

8.9	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due August 31, 2009
8.10
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the MSCI EAFE® Index and the iShares® MSCI Emerging Markets Index Fund due April 30, 2010

8.11	Tax Opinion of Davis Polk & Wardwell relating to Upside Auto Callable Reverse Exchangeable Notes due October 31, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the NASDAQ-100 Index® due May 8, 2009
8.13
Tax Opinion of Davis Polk & Wardwell relating to 4.0% (equivalent to 16.0% per annum) Reverse Exchangeable Notes due July 31, 2008 Linked to the Least Performing Common Stock of Bank of America Corporation, Citigroup Inc., The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc.

8.14	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to an Equally Weighted Basket of 18 Common Stocks due October 30, 2009